RESTRICTED CASH AND INVESTMENTS	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH AND INVESTMENTS
7.   RESTRICTED CASH AND INVESTMENTS
Restricted cash and investments consist of restricted investment accounts (the "Accounts") that were established in the name and under the control of the Indenture Trustee (the "Trustee"). The proceeds of the Notes issued on behalf of the Company were deposited into one of the Accounts (the "Pre-Funding Account") in the form of a guaranteed investment contract. The funds in the Pre-Funding were only to be used to fund the installment construction payments, principal and interest due on the Notes and management fees prior to the delivery of the Vessel.
On March 11, 2011, the Company received $4.3 million being the market value adjustment to its guaranteed investment contract for which termination notice was given by the Company in February 2011. This amount was recorded as a gain on termination of funding agreement. The Company's restricted cash and investments are now held by Bank of New York Mellon. There were no guaranteed investment contracts outstanding at December 31, 2012.
Restricted cash and investments may only be used to settle certain pre-arranged loan or lease payments, minimum deposits, management fees and the Vessels' operating costs, and must be maintained in accordance with contractual arrangements.